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                                                                   EXHIBIT 10.36


                 [DEPOSIT GUARANTY NATIONAL BANK LETTERHEAD]


                                             August 1, 1997



Mr. V. Lynn Graybill
President
Karts International
109 Northpark Blvd., Suite 210
Covington, LA 70433

Dear Mr. Graybill:

        This letter is to confirm that our Bank will extend for sixty days your current credit facility in the amount of $300,000.00 to Karts International for Bristers Thunder Karts. We value your relationship.

        Please contact me if you have any questions.

                                        Sincerely yours,

                                        /s/ PHIL K. LIVINGSTON

                                        Phil K. Livingston
                                        President Hammond

PKL/jwn